                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                            VAN KAMPEN UTILITY FUND

                        SUPPLEMENT DATED AUGUST 18, 2008
                                     TO THE

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                              DATED JULY 31, 2008
                       AND THE CLASS I SHARES PROSPECTUS
                              DATED JULY 31, 2008

The Prospectuses are hereby supplemented as follows:

1) The following is hereby added after the second sentence in the second paragraph of the section entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS":

     The portfolio management team's strategy is generally expected to result in the Fund's portfolio turnover rate exceeding 100% annually. For more information regarding portfolio turnover, see the section entitled "Other Investments and Risk Factors."

2) The following is hereby added after the fourth paragraph in the section entitled "INVESTMENT ADVISORY SERVICES -- ADVISORY AGREEMENT":

                             INVESTMENT SUBADVISER

     Morgan Stanley Investment Management Limited is the Fund's subadviser (the "Subadviser"). The Subadviser is a wholly-owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 3008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $571.3 billion. The Subadviser's principal office is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

     SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The subadvisory agreement was approved on August 13, 2008 by the Fund's Board of Trustees, and the independent trustees voting separately, as being fair and reasonable and being in the best interests of the Fund and its shareholders.

3) The first three paragraphs of the section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" are hereby deleted in their entirety and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's and the Subadviser's Quantitative and Structured Solutions team. The Quantitative and Structured Solutions team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Michael Nolan, a Managing Director of the Adviser, Helen Krause, an Executive Director of the Subadviser, Arthur Robb, a Vice President of the Adviser, and Neil Chakraborty, a Vice President of the Subadviser.

     Mr. Nolan has been associated with the Adviser in an investment management capacity since November 2005 and began managing the Fund in June 2008. Prior to November 2005, Mr. Nolan was responsible for Morgan Stanley & Company's collateralized debt obligation business in Europe. Ms. Krause has been associated with the Subadviser in an investment management capacity since April 2008 and began managing the Fund in August 2008. Prior to April 2008, Ms. Krause was a quantitative equity portfolio manager and senior quantitative researcher on the active equity team at Barclays Global Investors. Mr. Robb has been associated with the Adviser in an investment management capacity since July 2007 and began managing the Fund in June 2008. Prior to July 2007, Mr. Robb was a vice president of financial modeling at CIFG and vice president of analytics at Integrated Finance. Mr. Chakraborty has been associated with the Subadviser in an investment management capacity since October 2006 and began managing the Fund in August 2008. Prior to October 2006, Mr. Chakraborty was a quantitative analyst on the hedge fund team of Credit Suisse.

     Mr. Nolan is the lead portfolio manager of the Fund. Ms. Krause, Mr. Robb and Mr. Charkraborty are co-portfolio managers of the Fund. Members of the team collaborate to manage the assets of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    UTLFSPT 8/08

                            VAN KAMPEN EQUITY TRUST

                        SUPPLEMENT DATED AUGUST 18, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 31, 2008

The Statement of Additional Information is hereby supplemented as follows:

1) The following is hereby added after the first sentence of the third paragraph in the section entitled "GENERAL INFORMATION":

     Morgan Stanley Investment Management Limited ("MSIM Limited"), a wholly owned subsidiary of Morgan Stanley, is a subadviser (a "Subadviser") to Utility Fund.

2) The following is hereby added as the last sentence of the third paragraph in the section entitled "GENERAL INFORMATION":

     The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

3) The following is hereby added after the last table and corresponding footnotes in the section entitled "INVESTMENT ADVISORY AGREEMENTS":

     MSIM Limited is the investment subadviser to Utility Fund. The Subadviser provides investment advice and portfolio management services pursuant to an investment subadvisory agreement and, subject to the supervision of the Adviser and the Utility Fund's Board of Trustees, makes the Utility Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Utility Fund's investments. The Subadviser is entitled to receive subadvisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and the Subadviser, but in no event in excess of the amount that the Adviser actually receives from Utility Fund pursuant to its Advisory Agreement.

4) The following is hereby added after the second paragraph in the section entitled "FUND MANAGEMENT -- OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS -- UTILITY FUND":

     As of May 31, 2008, Helen Krause managed no registered investment companies; one pooled investment vehicle other than a registered investment company with a total of approximately $22 million in assets; and no other accounts. Of these, one account with a total of approximately $22 million in assets had performance based fees.

     As of May 31, 2008, Neil Chakraborty managed no registered investment companies; one pooled investment vehicle other than registered investment company with a total of approximately $22 million in assets; and no other accounts. Of these, one account with a total of approximately $22 million in assets had performance based fees.

5) The following is hereby added as the last two line items in the section entitled "FUND MANAGEMENT -- SECURITIES OWNERSHIP OF PORTFOLIO
MANAGERS -- UTILITY FUND":


Helen Krause:                  none.
Neil Chakraborty:              none.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  VKSAISPT1 8/08